Exhibit 99.1

                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                              }     CASE NUMBER
                                    }     02-10835
                                    }
The NewPower Company, et. al.       }     JUDGE    W. Homer Drake, Jr.
                                    }
DEBTORS                             }     CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                            FROM 5/31/04 TO 6/30/04

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                          Paul Ferdinands
                                          ---------------------------
                                          Attorney for Debtor

Debtor's Address                          Attorney's Address
and Phone Number                          and Phone Number

93 Cherry Street                          191 Peachtree St.
New Canaan, Ct 06840                      Atlanta, GA 30303
Tel: (203) 966-1881                       Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                          Totals
For Period from May 31, 2004 through June 30, 2004

Opening Cash Balance -5/31/04                         $   93,739     (Concentration Account)

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                           50
Total Inflows                                                 50


                                                                          Distribution of Outflows
Outflows:                                                             NewPower           The NewPower
Post Petition:                                                      Holdings, Inc.          Company
Call Center (Sitel)
Professionals - Bankruptcy                                   221             221
Consulting Fees                                                2               2
Gas Systems & IT Infrastructure (Wipro)
Customer Incentives (air miles, etc.)
Customer Letters & Bill Print (SFI)
AGL Billing Systems (Partnersolve)
Collections(RM Services)
IT Support for risk systems (Zenax)
Customer Database Systems (Zac )
Lockbox Fees (First Union)                                     0               0
Billing & Reconciliations (Diversified)
Churn Mitigation(AGL)
Supplies & Misc                                                2               2
Rent                                                           4               4
Insurance                                                      1               1
Utilities (Heat, Hydro, Phone, etc.)
Customer Refunds
Customer Refunds (Outstanding)                                 0               0                    0
Contingency for any above item(s) (15%)
Billing/Customer Support (IBM)
Payroll
Power
Gas
Storage & Pipelines
Transportation & Distribution (AGL)
Transportation & Distribution (Texas)
Collateral Payments
    -  Security Deposits
T&E Reimbursements
State Tax Payments
Enron payments
Class 7 claims
Total Outflows                                               231             230                    0

Net Cash Flows                                             (181)

Closing Cash Balance                                  $   93,558


NewPower Holdings, Inc.                                            Attachment 1
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from May 31, 2004 through June 30, 2004
Amounts in $000's


Accounts Receivable at Petition Date:           $ 75,200


Beginning of Month Balance*  - Gross            $ 13,476 (per 5/31/04 G/L)
PLUS:  Current Month New Billings                      -
LESS:  Collections During the Month                    -
                                                ---------
End of Month Balance - Gross                    $ 13,476 (per 6/30/04 G/L)
Allowance for Doubtful Accounts                  (13,476)
                                                ---------
End of Month Balance - Net of Allowance         $      -
                                                =========

              Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                    AR Aging for Post Petition Receivables

                      Current     > 30 days    > 60 days      Total
                    ----------------------------------------------------
                     $   -        $   -       $  111       $  111

NewPower Holdings, Inc.                                         Attachment 2
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from May 31, 2004 through June 30, 2004
Amounts in $000's


See attached System Generated A/P reports as of 6/30/04 (Attachments 2A and
2B).


Beginning of Period Balance                 $     30   (per 5/31/04 G/L)
PLUS:  New Indebtedness Incurred               1,629
LESS:  Amounts Paid on A/P                    (1,629)
                                            ---------
End of Month Balance                        $     30   (per 6/30/04 G/L)
                                            =========


                                                                                                         Exhibit 2A


                                                 The New Power Company
                                                 Vendor Balance Detail
                                                  As of June 30, 2004

                                                   Type            Date           Amount           Balance
                                              ---------------   ------------   --------------   ---------------
Affiliated Warehouses, Inc.                                                                               0.00
                                              Bill               06/07/2004         1,000.33          1,000.33
                                              Bill Pmt           06/07/2004        -1,000.33              0.00
                                              -Check
                                                                               --------------   ---------------
Total Affiliated Warehouses, Inc.                                                       0.00              0.00

Arnold & Porter                                                                                       1,270.25
Total Arnold & Porter                                                                                 1,270.25

AT& T Wireless                                                                                            0.00
                                              Bill               06/17/2004            44.93             44.93
                                              Bill Pmt           06/17/2004           -44.93              0.00
                                              -Check
                                                                               --------------   ---------------
Total AT& T Wireless                                                                    0.00              0.00

AT&T                                                                                                     64.35
Total AT&T                                                                                               64.35

Carroll & Gross                                                                                      22,814.73
Total Carroll & Gross                                                                                22,814.73

D'Arcangelo & Co. LLP                                                                                 4,614.50
Total D'Arcangelo & Co. LLP                                                                           4,614.50

Gretchen Crist - consulting                                                                               0.00
                                              Bill               06/17/2004         2,250.00          2,250.00
                                              Bill Pmt           06/17/2004        -2,250.00              0.00
                                              -Check
                                                                               --------------   ---------------
Total Gretchen Crist - consulting                                                       0.00              0.00

Kaster Moving Co. Inc.                                                                                    0.00
                                              Bill               06/17/2004           450.30            450.30
                                              Bill Pmt           06/17/2004          -450.30              0.00
                                              -Check
                                                                               --------------   ---------------
Total Kaster Moving Co. Inc.                                                            0.00              0.00

Leboeuf, Lamb, Greene & Macrae                                                                            0.86
Total Leboeuf, Lamb, Greene & Macrae                                                                      0.86

Mellon Investors Services, LLC                                                                            0.00
                                              Bill               06/07/2004         1,364.97          1,364.97
                                              Bill Pmt           06/07/2004        -1,364.97              0.00
                                              -Check
                                                                               --------------   ---------------
Total Mellon Investors Services, LLC                                                    0.00              0.00

Mesirow Financial Services, Inc                                                                           0.00
                                              Bill               06/23/2004     1,400,000.00      1,400,000.00
                                              Bill Pmt           06/23/2004    -1,400,000.00              0.00
                                              -Check
                                                                               --------------   ---------------
Total Mesirow Financial Services, Inc                                                   0.00              0.00

Ms. Patricia Foster                                                                                       0.00
                                              Bill               06/23/2004         2,033.67          2,033.67
                                              Bill Pmt           06/23/2004        -2,033.67              0.00
                                              -Check
                                                                               --------------   ---------------
Total Ms. Patricia Foster                                                               0.00              0.00



                                                                                                        Page 1 of 3



                                                                                                         Exhibit 2A


                                                 The New Power Company
                                                 Vendor Balance Detail
                                                  As of June 30, 2004

                                                   Type            Date           Amount           Balance
                                              ---------------   ------------   --------------   ---------------
Parker, Hudson, Rainer & Dobbs                                                                            0.00
                                              Bill               06/22/2004        14,785.86         14,785.86
                                              Bill               06/22/2004        26,334.69         41,120.55
                                              Bill               06/22/2004        11,218.30         52,338.85
                                              Bill               06/22/2004         4,218.00         56,556.85
                                              Bill               06/22/2004        15,822.17         72,379.02
                                              Bill               06/22/2004         3,085.04         75,464.06
                                              Bill               06/22/2004        16,094.30         91,558.36
                                              Bill               06/22/2004        23,480.51        115,038.87
                                              Bill               06/22/2004        33,848.68        148,887.55
                                              Bill Pmt           06/22/2004       -14,785.86        134,101.69
                                              -Check
                                              Bill Pmt           06/22/2004       -37,552.99         96,548.70
                                              -Check
                                              Bill Pmt           06/22/2004       -96,548.70              0.00
                                              -Check
                                              Bill               06/23/2004        12,216.98         12,216.98
                                              Bill               06/23/2004        25,671.53         37,888.51
                                              Bill               06/23/2004        10,719.97         48,608.48
                                              Bill               06/23/2004         3,807.04         52,415.52
                                              Bill Pmt           06/23/2004       -52,415.52              0.00
                                              -Check
                                                                               --------------   ---------------
Total Parker, Hudson, Rainer & Dobbs                                                    0.00              0.00

Poorman-Douglas Corporation                                                                               0.00
                                              Bill               06/17/2004         1,438.34          1,438.34
                                              Bill Pmt           06/17/2004        -1,438.34              0.00
                                              -Check
                                                                               --------------   ---------------
Total Poorman-Douglas Corporation                                                       0.00              0.00

Rand Insurance, Inc.                                                                                      0.00
                                              Bill               06/09/2004         3,964.48          3,964.48
                                              Bill Pmt           06/09/2004        -3,964.48              0.00
                                              -Check
                                                                               --------------   ---------------
Total Rand Insurance, Inc.                                                              0.00              0.00

Riverside Contracting                                                                                     0.00
                                              Bill               06/07/2004        10,884.00         10,884.00
                                              Bill Pmt           06/07/2004       -10,884.00              0.00
                                              -Check
                                                                               --------------   ---------------
Total Riverside Contracting                                                             0.00              0.00

SNET                                                                                                      0.00
                                              Bill               06/07/2004           477.87            477.87
                                              Bill Pmt           06/07/2004          -477.87              0.00
                                              -Check
                                              Bill               06/23/2004           203.78            203.78
                                              Bill Pmt           06/23/2004          -203.78              0.00
                                              -Check
                                                                               --------------   ---------------
Total SNET                                                                              0.00              0.00

Sonara Carvalho                                                                                           0.00
                                              Bill               06/17/2004           165.00            165.00
                                              Bill Pmt           06/17/2004          -165.00              0.00
                                              -Check
                                                                               --------------   ---------------
Total Sonara Carvalho                                                                   0.00              0.00

Sutherland Asbill & Brennan, LLC                                                                       -208.11
Total Sutherland Asbill & Brennan, LLC                                                                 -208.11


                                                                                                        Page 2 of 3


                                                                                                         Exhibit 2A


                                                 The New Power Company
                                                 Vendor Balance Detail
                                                  As of June 30, 2004


                                                      Type             Date           Amount            Balance
                                                  --------------    ------------   --------------    --------------
      U.S. Trustee Program Payment Center                                                                     0.00
                                                  Bill               06/17/2004         3,750.00          3,750.00
                                                  Bill Pmt           06/17/2004        -3,750.00              0.00
                                                  -Check                           --------------   ---------------

      Total U.S. Trustee Program Payment                                                    0.00              0.00
      Center                                                                       --------------   ---------------

TOTAL                                                                                       0.00         28,556.58
                                                                                   ==============   ===============

      Balance at May 31, 2004                                                                            28,556.58
      New Invoices                                                                                    1,629,330.74
      Invoices Paid                                                                                  -1,629,330.74
                                                                                                    ---------------
      Balance at June 30, 2004                                                                           28,556.58
                                                                                                    ===============


                                                                                                        Page 3 of 3



                                                                Exhibit 2B

                             The New Power Company
                              Unpaid Bills Detail
                              As of June 30, 2004


                                                   Date         Open Balance
                                              ------------   ----------------
      AT&T
                                               06/30/2003              64.35
                                                             ----------------
      Total AT&T                                                       64.35

      Arnold & Porter
                                                                    1,270.25
                                                             ----------------
      Total Arnold & Porter                                         1,270.25

      Bracewell Patterson
                                               07/22/2003            -330.76
                                               06/30/2003             330.76
                                                             ----------------
      Total Bracewell Patterson                                         0.00

      Carroll & Gross
                                               06/30/2003          22,814.73
                                                             ----------------
      Total Carroll & Gross                                        22,814.73

      D'Arcangelo & Co. LLP
                                               11/21/2003           4,614.50
                                                             ----------------
      Total D'Arcangelo & Co. LLP                                   4,614.50

      Leboeuf, Lamb, Greene & Macrae
                                               10/14/2003               0.86
                                                             ----------------
      Total Leboeuf, Lamb, Greene & Macrae                              0.86

      Sutherland Asbill & Brennan, LLC
                                               07/08/2003            -208.11
                                                             ----------------
      Total Sutherland Asbill & Brennan,                             -208.11
      LLC                                                    ----------------

TOTAL                                                              28,556.58
                                                             ================

                                                      Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from May 31, 2004 through June 30, 2004
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date          $ 15,587


Inventory at Beginning of Period            $      - (per 5/31/04 G/L)
PLUS:  Inventrory Purchased                        - (per daily cash report)
LESS:  Inventory Used or Sold                      -
                                         ------------
End of Month Balance                        $      - (per 6/30/04 G/L)
                                         ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date                 $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period         $      -
Less:  Depreciation Expense                        -
Less:  Dispositions                                -
Add:  Purchases                                    -
                                         ------------

Fixed Assets at End of Period               $      -
                                         ============

                                                                Attachment 4
                                                                Page 1 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/01/2004-6/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                  $ 93,740,303.47
Total Deposits                     $     50,199.92
Total Payments                     $    231,096.41
Closing Balance                    $ 93,559,406.98
Service Charges                    $        469.44

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                Attachment 4
                                                                Page 2 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/01/2004-6/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                    $230,534.00
Total Payments                    $230,534.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                             200536
Last Check issued this Period                              200553
Total # of checks issued this Period                           18

                                                                Attachment 4
                                                                Page 3 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/01/2004-6/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                        $107.40
Total Payments                        $107.40
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                           NA

                                                                Attachment 4
                                                                Page 4 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/01/2004-6/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 5 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/01/2004-6/30/2004

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 6 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/01/2004-6/30/2004

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                         $0.00

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 7 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/01/2004-6/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 8 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/01/2004-6/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 9 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/01/2004-6/30/2004

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                       $0.00 CAN$
Total Deposits
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges                      $      -

First Check issued this Period                                 NA
Last Check issued this Period                                  NA
Total # of checks issued this Period                            0


                                ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 10 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/01/2004-6/30/2004

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 11 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/01/2004-6/30/2004

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 12 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/01/2004-6/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                                ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 13 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/01/2004-6/30/2004

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                                ACCOUNT CLOSED

                                                                Attachment 4
                                                                Page 14 of 14

Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         6/01/2004-6/30/2004

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                                N/A
Last Check issued this Period                                 N/A
Total # of checks issued this Period                          N/A


                                ACCOUNT CLOSED


                                                                                                          Exhibit 5

                                                 The New Power Company
                                                     Check Detail
                                                       June 2004


                  Num                Date                          Name                       Paid Amount
         ----------------------   ------------   -----------------------------------------   ---------------

         200536                    06/07/2004    Riverside Contracting                            10,884.00
         200537                    06/07/2004    Affiliated Warehouses, Inc.                       1,000.33
         200538                    06/07/2004    SNET                                                477.87
         200539                    06/07/2004    Mellon Investors Services, LLC                    1,364.97
         200540                    06/09/2004    Rand Insurance, Inc.                              3,964.48
         200541                    06/17/2004    AT& T Wireless                                       44.93
         200542                    06/17/2004    Poorman-Douglas Corporation                       1,438.34
         200543                    06/17/2004    Sonara Carvalho                                     165.00
         200544                    06/17/2004    U.S. Trustee Program Payment Center               3,750.00
         200545                    06/17/2004    Gretchen Crist - consulting                       2,250.00
         200546                    06/17/2004    Kaster Moving Co. Inc.                              450.30
         200547                    06/22/2004    Parker, Hudson, Rainer & Dobbs                   14,785.86
         200548                    06/22/2004    Parker, Hudson, Rainer & Dobbs                   37,552.99
         200549                    06/22/2004    Parker, Hudson, Rainer & Dobbs                   96,548.70
         200550                    06/23/2004    Parker, Hudson, Rainer & Dobbs                   52,415.52
         200551                    06/23/2004    SNET                                                203.78
         200552                    06/23/2004    Ms. Patricia Foster                               2,033.67
         200553                    06/23/2004    Mesirow Financial Services, Inc               1,400,000.00


Note:  Does not include payments made by wire.                                          Page 1 of 1

                                                                  Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from May 31, 2004 through June 30, 2004
Amounts in $000's

Taxes Paid During the Month

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from May 31, 2004 through June 30, 2004
Amounts in $000's


Summary of Officer Compensation

See supplemental attachment.

Personnel Report
                                                        Full Time  Part Time
# of Employees at beginning of period                                        1
# hired during the period                                        -           -
# terminated/resigned during period                              -           -
                                                       ------------------------
# employees on payroll - end of period                           0           1
                                                       ========================

# of employees on temporary consulting assignments                           0

Confirmation of Insurance

See supplemental attachment.*
*Omitted.

                                                                 Attachment 7B
                                                                (Supplemental)

                  Payments made to insiders 6/01/04 - 6/30/04

Payments are in gross amts

               Title                     Amount        Date         Type

FOSTER, MARY   President & CEO           $ 7,291.67    6/15/2004    Salary for pay period 6/01 - 6/15
                                         $ 7,291.67    6/30/2004    Salary for pay period 6/16 - 6/30

                                        -------------
                                         $14,583.34
                                        =============

                                                                  Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from May 31, 2004 through June 30, 2004

None